UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Mister Car Wash, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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styleINA Scan QR for digital voting P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Mister Car Wash, Inc. Annual Meeting of Stockholders Thursday, May 23, 2024 8:30 AM, Mountain Standard Time Annual Meeting to be held live via the Internet - Please visit www.proxydocs.com/MCW for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/MCW For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/MCW To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 13, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the For Stockholders of record as of March 28, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/MCW Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved
Mister Car Wash, Inc. Annual Meeting of Stockholders The Board recommends you vote FOR all Class III director nominees, and FOR Proposals 2 and 3. PROPOSAL 1. Election of three Class III director nominees to serve until the 2027 Annual Meeting 1.01 Dorvin Donald Lively 1.02 Atif Rafiq 1.03 Jodi Taylor 2. To ratify, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. 3. To approve, on an advisory basis, the compensation paid to the named executive officers of the Company. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.